EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Coates International, Ltd. (the "Company") on Form 10-KSB for the year ended December 31, 2004 (the "Form 10-KSB"), I, George J. Coates, Chief Executive Officer and the Principal Accounting Officer of the Company, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, that the Company's Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-KSB, fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 2, 2005                 COATES INTERNATIONAL, LTD.

                                        By: /s/ George J. Coates
                                            ---------------------
                                            President, Chief Executive Officer
                                            and Principal Accounting Officer


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